UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


         Date of Report (date of earliest event reported): May 22, 2003
         --------------------------------------------------------------

                           MICROFINANCIAL INCORPORATED
                           ---------------------------
             (Exact name of registrant as specified in its charter)


                                  MASSACHUSETTS
                                  -------------
                 (State or other jurisdiction of incorporation)


                 1-14771                           04-2962824
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          (Commission file number)     (IRS Employer Identification Number)


                       10-M Commerce Way, Woburn, MA 01801
                       -----------------------------------
               (Address of principal executive offices) (Zip Code)


        Registrant's telephone number, including area code: 781-994-4800
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                                       N/A
                                       ---
          (Former name or former address, if changed since last report)

Item 5.  Other Events.
         ------------

Pursuant to Form 8-K, General Instructions F, Registrant hereby incorporates by reference the press release attached hereto as Exhibit 99.

Item 7.  Financial Statements and Exhibits.
         ---------------------------------

           Exhibit                   Exhibit Title
           -------                   -------------

           Exhibit 99                Press Release dated May 22, 2003


                                   SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                            MICROFINANCIAL INCORPORATED
                            Registrant



                            By:   /s/ James Jackson
                                  ------------------------------------------
                                  James Jackson
                                  Vice President and Chief Financial Officer

Dated: May 22, 2003